Exhibit 10.5

                                SECOND AMENDMENT
                                       TO
                         NEWPORT NEWS SHIPBUILDING INC.
                    CHANGE IN CONTROL SEVERANCE BENEFIT PLAN
                                       FOR
                                 KEY EXECUTIVES

         The Newport News Shipbuilding Inc. Change in Control Severance Benefit Plan for Key Executives (the "Plan") is hereby amended as follows, effective as of October 9, 1997.

         Section 1A(1) of the Plan is amended by deleting from the Section the words and numbers "twenty-five percent (25%)", in every instance that they appear in the Section, and in every such instance substituting therefor the words and numbers "twenty percent (20%)".

         IN WITNESS WHEREOF, this amendment is hereby executed this 20th day of October, 1997.

                                        NEWPORT NEWS SHIPBUILDING INC.

                                        David J. Anderson

                                        ---------------------------------
                                        By:  David J. Anderson
                                        Its:  Senior Vice President

ATTEST: Peter A. V. Huegel
        ----------------------
        Assistant Secretary